Blackstone’s First Quarter 2015 Earnings April 16, 2015 Exhibit 99.2

Blackstone’s First Quarter 2015 Highlights
Economic Net Income (“ENI”) was a record $1.6 billion ($1.37/unit) in the first quarter, up 99% from the same period last year, on continued strong portfolio company operating performance and fund appreciation across the investment businesses.
Distributable Earnings (“DE”) reached a record $1.2 billion ($1.05/unit) in the first quarter on $13.5 billion of realizations, up 159% from $479 million on $9.3 billion of realizations in the same period last year.
Fund activity generated $1.2 billion of Realized Performance Fees, three times the prior year period, while continuing to grow Net Accrued Performance Fees to a record $4.9 billion ($4.17/unit).
GAAP Net Income was $629 million for the quarter, net of certain non-cash IPO and transaction related expenses and net income attributable to non-controlling interests, primarily inside ownership.
Total AUM rose to $310.5 billion, making Blackstone the first alternative asset manager to eclipse the
$300 billion milestone.
Total AUM was up 14% year-over-year, despite returning $62.5 billion of capital to investors over the last twelve months as asset growth and appreciation outpaced the impact of increased realizations.
Gross inflows were $30.4 billion in the first quarter and $77.2 billion over the last twelve months.
Increased investment activity led to $5.1 billion of capital invested during the first quarter, bringing the last twelve months (“LTM”) to $26.6 billion, up 5% and 46% from the respective prior year periods.
Blackstone declared a first quarter distribution of $0.89 per common unit payable on May 4, 2015, the highest quarterly distribution in its history (up 154% from last year).
Blackstone 1

Blackstone 2
Blackstone’s First Quarter 2015 Earnings
% Change % Change
(Dollars in Thousands, Except per Unit Data)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Fee Revenues 590,976 $         614,891 $         4% 2,381,140 $      2,601,360 $      9%
Performance Fees 779,014            1,673,736         115% 3,731,388         5,286,599         42%
Investment Income 116,467            189,641            63% 669,501            544,802            (19)%
Interest Income and Dividend Revenue 22,362               30,451               36% 78,637               104,433            33%
Total Revenues 1,508,819 $     2,508,719 $     66% 6,860,666 $     8,537,194 $     24%
Total Expenses 683,573            876,936            28% 3,077,718         3,186,159         4%
Taxes 11,312               9,719                 (14)% 83,445               197,919            137%
Economic Net Income (“ENI”) 813,934 $         1,622,064 $     99% 3,699,503 $     5,153,116 $     39%
ENI per Unit 0.70 $               1.37 $               96% 3.23 $               4.43 $               37%
GAAP Net Income 265,617 $         629,448 $         137% 1,269,184 $      1,948,420 $      54%
Fee Related Earnings (“FRE”) 175,055 $         180,624 $         3% 822,196 $         1,008,576 $      23%
Distributable Earnings (“DE”) 478,646 $         1,240,207 $     159% 1,951,264 $     3,825,519 $     96%
DE per Common Unit 0.40 $               1.05 $               163% 1.61 $               3.16 $               96%
Total Assets Under Management 271,745,583    310,451,289    14% 271,745,583    310,451,289    14%
Fee-Earning Assets Under Management 203,599,604    223,511,700    10% 203,599,604    223,511,700    10%
Fee Related Earnings, a Total Segment measure, has been redefined to exclude Interest Income and Dividend Revenue, Interest Expense and Investment Income (Loss) – Blackstone
Treasury Cash Management Strategies.  As a result, Distributable Earnings, a Total Segment measure, has been redefined to exclude Unrealized Investment Income (Loss) –
Blackstone Treasury Cash Management Strategies. Calculated under the prior methodology, the 1Q’15 FRE and DE would have been $2.1 million greater and $11.3 million greater, respectively, and the 1Q’15 LTM FRE and DE would have been $33.3 million lower and $1.3 million lower, respectively.

Fee Earnings
Distributable Earnings
Economic Net Income

Walkdown of Financial Metrics
See page 31-32, Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page 16, Total
Segments. 1Q’15 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 1Q’15 DE per Unit is based on end of period Total Common Units Outstanding; and 1Q’15 ENI per Unit is based on
Weighted-Average ENI Adjusted Units. 1Q’15 LTM per Unit represents the sum of the last four quarters. See page 33, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
1Q'15 1Q'15 LTM
Results Per Unit Results Per Unit
Base Management Fees 516,397 $          2,027,048 $
Advisory Fees 84,238 435,120
Transaction and Other Fees, Net 37,073 223,600
Management Fee Offsets (17,945) (88,072)
Other Revenue (4,872) 3,664
Compensation (329,838) (1,176,804)
Non-Interest Operating Expenses (104,429) (415,980)
Fee Related Earnings 180,624 $          0.15 $                1,008,576 $      0.88 $
Net Realized Incentive Fees 17,443 138,887
Net Realized Carried Interest 915,346 2,366,074
Realized Investment Income 107,792 539,300
Net Interest Income (Loss) (8,402) (36,877)
Taxes and Related Payables (16,994) (266,728)
Equity-Based Compensation 44,398 76,287
Distributable Earnings
1,240,207 $      1.05 $                3,825,519 $      3.16 $
Net Unrealized Incentive Fees 37,659 (10,225)
Net Unrealized Carried Interest 299,472 1,339,798
Unrealized Investment Income 81,849 5,502
Add Back: Related Payables 7,275 68,809
Less: Equity-Based Compensation (44,398) (76,287)
Economic Net Income
1,622,064 $      1.37 $                5,153,116 $      4.43 $
Blackstone 3

Blackstone 4
Private Equity
21.1%
1Q’15 LTM increase in fund carrying value
$510 million
YoY increase in 1Q’15 Economic Income
$76.3 billion
Total AUM up 15% YoY
Record Total Revenues and Economic Income of $1.2 billion and $829 million for the quarter, respectively.
Performance Fees up over 200% to $950 million from $287 million in the same period last year.
Appreciation of 6.4% in the quarter and 21.1% LTM on strong operating performance particularly in BCP V
(up 12.0% and 34.2% during the quarter and LTM, respectively).
Realizations remained strong with $3.3 billion during the quarter and $14.0 billion LTM driven by public and strategic exits in corporate private equity funds.
•
First quarter realizations: Catalent, Pinnacle Foods and Michaels (BCP V); Merlin (BCP IV).
•
Completed the successful IPO of Summit Materials and announced the strategic sale of Freescale.
Investment environment remains solid, with $2.5 billion total capital invested during the quarter.
Raised $2.4 billion of new capital for the second Tactical Opportunities platform bringing total closings to date to $3.1 billion.
Currently fundraising for seventh global Private Equity fund; first close expected in the second quarter of 2015.
% Change % Change
(Dollars in Thousands)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Fee Revenues 140,582 $        121,968 $        (13)% 493,649 $       519,292 $       5%
Performance Fees 286,870           949,800           231% 959,157           2,640,160       175%
Investment Income 51,502             76,303             48% 245,404           203,606           (17)%
Interest Income and Dividend Revenue 5,228               7,617               46% 17,846             24,372             37%
Total Revenues 484,182           1,155,688       139% 1,716,056       3,387,430       97%
Compensation 73,307             70,089             (4)% 249,224           273,229           10%
Performance Fee Compensation 58,623             217,602           271% 407,444           635,818           56%
Other Operating Expenses 33,006             38,755             17% 127,975           148,647           16%
Total Expenses 164,936           326,446           98% 784,643           1,057,694       35%
Economic Income 319,246 $       829,242 $       160% 931,413 $       2,329,736 $    150%
Total AUM 66,142,945 $  76,327,189 $  15% 66,142,945 $  76,327,189 $  15%
Fee-Earning AUM 41,150,728 $  49,342,211 $  20% 41,150,728 $  49,342,211 $  20%

Blackstone 5
Real Estate
24.4%
1Q’15 LTM increase in fund carrying value
$812 million
1Q’15 Realized Performance Fees
$92.8 billion
Total AUM up 14% YoY
Total Revenues and Economic Income of $915 million and $638 million for the quarter, up 68% and 99%, respectively, driven by continued strong operating fundamentals across real estate asset classes.
Opportunistic Real Estate funds’ carrying value appreciated 8.2% for the quarter and 24.4% LTM.
Record realizations of $9.1 billion for the quarter, which generated Realized Performance Fees of $812 million, up more than 4x from the prior year period, bringing total realizations to $26.9 billion LTM.
Raised a record $16.4 billion during the quarter, including $14.5 billion from the first and only institutional limited partner closing for the eighth global opportunistic real estate fund, and $1.6 billion in BPP funds.
Capital invested of $1.4 billion in the quarter; $3.9 billion committed not yet deployed as of quarter end.
Subsequent to quarter end, announced acquisition of GE Capital real estate assets, which will result in an estimated
$3 billion of capital invested across multiple vehicles, including inaugural investment of the eighth global opportunistic real estate fund.
% Change % Change
(Dollars in Thousands)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Fee Revenues 163,993 $        158,721 $        (3)% 649,346 $       683,260 $       5%
Performance Fees 337,606           637,022           89% 2,138,847       2,317,202       8%
Investment Income 36,736             108,854           196% 369,459           322,283           (13)%
Interest Income and Dividend Revenue 6,110               9,997               64% 23,375             34,084             46%
Total Revenues 544,445           914,594           68% 3,181,027       3,356,829       6%
Compensation 80,233             84,834             6% 304,996           330,918           8%
Performance Fee Compensation 110,184           151,343           37% 717,043           674,558           (6)%
Other Operating Expenses 33,107             40,143             21% 121,036           153,119           27%
Total Expenses 223,524           276,320           24% 1,143,075       1,158,595       1%
Economic Income 320,921 $       638,274 $       99% 2,037,952 $    2,198,234 $    8%
Total AUM 81,333,562 $  92,785,658 $  14% 81,333,562 $  92,785,658 $  14%
Fee-Earning AUM 53,490,834 $  50,783,247 $  (5)% 53,490,834 $  50,783,247 $  (5)%

Blackstone 6
Hedge Fund Solutions
7.6%
1Q’15 LTM Composite Gross Return
$36.1 billion
Incentive Fee Eligible AUM at 1Q’15
$1.8 billion
1Q’15 Fee-Earning Net Inflows
Total Revenues and Economic Income of $185 million and $88 million for the quarter, respectively, driven by an increase in Fee-Earning AUM from sustained growth in organic net inflows which resulted in a 15% increase in Fee
Revenues year-over-year.
Despite more difficult markets globally, the composite gross return was up 2.7% for the quarter and 7.6% LTM.
Fee-Earning net inflows of $1.8 billion during the quarter and $6.6 billion LTM, driven by significant investments in customized and commingled strategies.
•
BAAM held an additional closing for its first permanent capital vehicle acquiring general partner interests in hedge funds, bringing total commitments to $3.0 billion.
•
April 1 subscriptions of $839 million are not yet included in Fee-Earning AUM.
Total AUM reached a record $66.4 billion at the end of the quarter on growth of customized strategies and continued diversification of the platform.
% Change % Change
(Dollars in Thousands)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Fee Revenues 112,144 $        128,775 $        15% 426,833 $       497,022 $       16%
Performance Fees 57,930             57,943             0% 204,173           139,663           (32)%
Investment Income (Loss) 21,251             (5,892)              n/m 34,793             (461)                 n/m
Interest Income and Dividend Revenue 2,661               3,949               48% 9,050               12,402             37%
Total Revenues 193,986           184,775           (5)% 674,849           648,626           (4)%
Compensation 40,571             56,104             38% 143,173           147,191           3%
Performance Fee Compensation 20,032             19,121             (5)% 63,823             41,267             (35)%
Other Operating Expenses 19,480             21,206             9% 71,287             87,855             23%
Total Expenses 80,083             96,431             20% 278,283           276,313           (1)%
Economic Income 113,903 $       88,344 $          (22)% 396,566 $       372,313 $       (6)%
Total AUM 58,262,659 $  66,378,908 $  14% 58,262,659 $  66,378,908 $  14%
Fee-Earning AUM 55,571,357 $  64,114,498 $  15% 55,571,357 $  64,114,498 $  15%
The Composite Gross Return represents BAAM Principal Solutions (“BPS”) Composite and does not include BAAM’s individual investor solutions (i.e., liquid alternatives), long-only equity, long-biased commodities, ventures (i.e., seeding and minority interests) and strategic opportunities (i.e., co-investments) platforms except where a BPS fund invests directly into those platforms. BAAM’s advisory platforms and liquidating funds are also excluded. On a net of fees basis, the BPS Composite was up 2.5% for the quarter and 6.6%
for the LTM.

Blackstone 7
Credit
Investment Performance
Gross Returns
Fee Revenues up 17% year-over-year on record Fee-Earning AUM.
•
Significant year-over-year Fee-Earning AUM growth of 35% in both of the
Performing Credit and Hedge Fund Strategies.
Total AUM reached a record level of $75.0 billion driven by new product launches and inflows to existing strategies highlighting continued investor demand in credit focused products.
•
Launched 11 CLOs (six U.S. and five European) in the LTM with $6.2 billion of Total AUM, including three during the first quarter of 2015.
Deployed $990 million of capital during the first quarter in the drawdown funds, while returning $447 million in proceeds to fund limited partners.
75% of the capital deployed in the first quarter was deployed in Europe, reflecting strong private debt market opportunities.
Performing Credit
1Q'15 1Q’15 LTM
Mezzanine
Strategies
2.7% 20.9%
Rescue Lending
Funds
(0.6)% 8.5%
Hedge Fund
Strategies
1.6% 0.9%
$75.0 billion
1Q’15 Total AUM
Long
Only
Funds
Alternative
Strategies
Funds
% Change % Change
(Dollars in Thousands)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Fee Revenues 104,407 $        122,129 $        17% 395,355 $       465,610 $       18%
Performance Fees 96,608             28,971             (70)% 429,211           189,574           (56)%
Investment Income 6,150               9,124               48% 19,778             17,383             (12)%
Interest Income and Dividend Revenue 5,861               5,651               (4)% 19,460             22,830             17%
Total Revenues 213,026           165,875           (22)% 863,804           695,397           (19)%
Compensation 50,752             49,877             (2)% 191,745           187,325           (2)%
Performance Fee Compensation 48,415             15,750             (67)% 222,231           100,422           (55)%
Other Operating Expenses 32,839             21,836             (34)% 108,817           79,521             (27)%
Total Expenses 132,006           87,463             (34)% 522,793           367,268           (30)%
Economic Income 81,020 $          78,412 $          (3)% 341,011 $       328,129 $       (4)%
Total AUM 66,006,417 $  74,959,534 $  14% 66,006,417 $  74,959,534 $  14%
Fee-Earning AUM 53,386,685 $  59,271,744 $  11% 53,386,685 $  59,271,744 $  11%
15%
11%
34%
Hedge Fund Strategies
Rescue Lending
15%
25%
CCS
CLOs
For Mezzanine and Rescue Lending Strategies, Investment Performance represents the combined returns of the fee-earning funds that have over $100 million of fair value as of 1Q’15 within each strategy. For
Hedge Fund Strategies, Investment Performance represents the weighted-average performance of the fee-earning funds that have over $100 million of fair value as of 1Q’15. Mezzanine Strategies net returns were
2.3% for 1Q’15 and 15.9% for 1Q’15 LTM, Rescue Lending Strategies net returns were (0.5)% for 1Q’15 and 6.9% for 1Q’15 LTM and Hedge Fund Strategies net returns were 1.1% for 1Q’15 and (0.8)% for 1Q’15
LTM. Performing Credit includes Mezzanine Funds and business development companies (“BDCs”). Customized Credit Strategies (“CCS”) include closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.

Blackstone 8
Financial Advisory
Total Revenues up 20% for the quarter and 6% LTM, primarily from increased deal activity.
Blackstone Advisory Partners first quarter Fee Revenues grew year-over-year due to an increased number of closed transactions.
While Restructuring Fee Revenues decreased in the first quarter compared to the prior year due to fewer deal closings, the pipeline remains steady across a diverse group of industries, most notably in the energy sector.
Park Hill’s Fee Revenues were up significantly in the first quarter year-over-year, led by an increase in the number of transactions in the private equity and real estate businesses.
Blackstone Capital Markets had a good start to the year, with Fee Revenues up slightly from the same period in the prior year.
On October 10, 2014, Blackstone announced the tax-free spin-off of its financial advisory business (excluding capital markets) to Blackstone unitholders. The business will combine with PJT Partners to create an independent, world-class, publicly traded advisory firm, which is expected to occur in the second half of 2015.
% Change % Change
(Dollars in Thousands)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Fee Revenues 69,850 $          83,298 $          19% 415,957 $       436,176 $       5%
Investment Income 828                    1,252               51% 67                      1,991               n/m
Interest Income and Dividend Revenue 2,502               3,237               29% 8,906               10,745             21%
Total Revenues 73,180             87,787             20% 424,930           448,912           6%
Compensation 61,682             68,934             12% 266,070           238,141           (10)%
Other Operating Expenses 21,342             21,342             0% 82,854             88,148             6%
Total Expenses 83,024             90,276             9% 348,924           326,289           (6)%
Economic Income (9,844) $          (2,489) $          75% 76,006 $          122,623 $       61%
(Loss)

Blackstone 9
Total AUM by Segment
(Dollars in Billions)
$271.7
$310.5
$218.2
Fee-Earning AUM by Segment
(Dollars in Billions)
$203.6
$223.5
$170.9
Private Equity Real Estate Hedge Fund Solutions Credit
Record Fee-Earning AUM of $223.5 billion was up 10% over the same period last year as $56.0 billion of gross inflows outpaced $34.4 billion of realizations and outflows.
•
Fee-Earning AUM drove Base Management Fees up 12% to $2.0 billion LTM.
Total AUM increased 14% year-over-year to $310.5 billion driven by $77.2 billion from gross inflows and
$24.0 billion from consistently strong fund appreciation.
Assets Under Management
$36.8
$41.2
$49.3
$42.1
$53.5
$50.8
$45.6
$55.6
$64.1
$46.4
$53.4
$59.3
1Q'13 1Q'14 1Q'15
$52.5
$66.1
$76.3
$59.5
$81.3
$92.8
$48.2
$58.3
$66.4
$58.1
$66.0
$75.0
1Q'13 1Q'14 1Q'15

Blackstone 10
Additional Capital Detail
Undrawn capital (“Total Dry Powder”) of $64.5 billion, up 34% from the same period last year.
•
Blackstone now has a record amount of Total Dry Powder to invest across its global businesses, leveraging unique diversity and broad fund mandates.
Performance Fee Eligible AUM reached $211.1 billion at the end of the quarter, up 14% year-over-year, despite record realizations in Performance Fee Earning funds over the same period.
Net inflows and strong investment performance drove a 30% year-over-year increase in assets currently earning
Performance Fees to $150.8 billion.
$64 billion 1Q’15 Total Dry Powder $211 billion Performance Fee Eligible AUM
Uninvested
Not Earning
Fees
Currently
Earning Fees
Credit
Hedge
Fund
Solutions
Private
Equity
Real
Estate
32%
45%
5%
18%
$88.5
$116.0
$150.8
$24.6
$25.3
$13.9
$34.3
$44.5
$46.4
$147.5
$185.8
$211.1
1Q'13 1Q'14 1Q'15

Blackstone
Capital Invested
Blackstone continues to raise and deploy capital at an offsetting pace, maintaining its ability to make opportunistic investments.
Invested $26.6 billion of capital over LTM, up 46% from $18.2 billion from the year ago period.
•
Invested $5.1 billion of capital in 1Q’15, up 5% from $4.8 billion year over year.
•
50% of capital invested over LTM was deployed outside of North America, reflecting Blackstone’s global fund mandates which present an opportunity to leverage its diversity.
•
51% of capital invested over LTM was by products that did not exist at the time of Blackstone’s 2007 IPO.
Capital Invested by Segment
(Dollars in Billions)
1Q’15 LTM Capital Invested by Region
(Dollars in Billions)
Global and
Other
Asia
North
America
Europe
$4.9
$11.4
$10.8
$11.2
$1.9
$3.2
$18.2
$26.6
1Q'14 LTM 1Q'15 LTM
Private Equity Real Estate Hedge Fund Solutions Credit
50%
29%
9%
12%

At March 31, 2015, Blackstone had $3.2 billion in total cash, corporate treasury and liquid investments and
$10.5 billion of total net value, or $8.94 per DE unit, up 24% from $7.20 a year ago.
Long-term debt of $2.1 billion at quarter end contributed to a Debt to Adjusted EBITDA ratio of 0.50x for the first quarter LTM period, well below the range of similarly rated companies.
Balance Sheet Highlights
1Q’15
Cash and Cash Equivalents $ 1,135
1,838
183
2,458
4,910
$ 10,524
Outstanding Bonds (at par) $ 2,135
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$3.2 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
Net
Performance
Fees
Total Cash
and Liquids
Illiquids
$8.94
$7.20
$5.93
Treasury Cash
Management Strategies
Liquid Investments
Illiquid Investments
Net Accrued Performance
Fees
Total Net Value
Blackstone 12 Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund Solutions and non-drawdown Credit. Illiquid Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $961 million, $1.2 billion, and $270 million, respectively, as of
March 31, 2015, $966 million, $1.4 billion, and $389 million, respectively, as of March 31, 2014 and $907 million, $1.1 billion, and $201 million, respectively, as of March 31, 2013. Cash and
Investments per unit amounts are calculated using period end DE Units Outstanding (see page 33, Unit Rollforward).
(Dollars in Millions)
$2.00
$3.11
$4.17
$1.97
$2.42
$2.09
$1.96
$1.67
$2.68
1Q'13 1Q'14 1Q'15

Blackstone 13
Despite Net Realized Performance Fees of $2.5 billion LTM, asset appreciation across all investing businesses drove Net Accrued Performance Fees to a record $4.9 billion ($4.17/unit), up $1.4 billion from the same period last year driven in large part by gains in the Private Equity segment.
Net Accrued Performance Fees grew at a 47% CAGR since the first quarter of 2013, primarily driven by continued
appreciation in Real Estate and Private Equity.
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$956
$2,505
$605
Net Accrued Performance Fees
(Dollars in Millions)
$3,546
$4,910
$2,261
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$4.9 billion
Record Net Accrued
Performance Fees
66%
$2.5 billion
Record 1Q’15 LTM Net Realized
Performance Fees
1Q'13 LTM 1Q'14 LTM 1Q'15 LTM
1Q'13 1Q'14 1Q'15
$545
$820
$2,027
$1,446
$2,424
$2,648
$210
$246
$195
$226
$201
$797
$155
$458
$1,483
$160
$156
$136
$146
Related to Publics/Pending Exits
Net Accrued Performance Fees

GAAP Statement of Operations
% Change % Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
1Q'14 1Q'15 vs. 1Q'14 1Q'14 LTM 1Q'15 LTM vs. 1Q'14 LTM
Revenues
Management and Advisory Fees, Net 573,160 $          603,498 $          5% 2,285,012 $       2,527,590 $       11%
Performance Fees
Realized Carried Interest 333,623             1,206,425          262% 983,411             3,322,884          238%
Realized Incentive Fees
43,794                27,992                (36)% 484,891             233,203             (52)%
Unrealized Carried Interest 330,394             374,481             13% 2,311,057          1,749,011          (24)%
Unrealized Incentive Fees 64,233                61,860                (4)% (64,314)              (32,122)              50%
Total Performance Fees 772,044             1,670,758          116% 3,715,045          5,272,976          42%
Investment Income
Realized 153,026             187,710             23% 299,317             558,419             87%
Unrealized 13,500                15,771                17% 518,934             12,536                (98)%
Total Investment Income
166,526             203,481             22% 818,251             570,955             (30)%
Interest and Dividend Revenue 14,069                21,499                53% 66,023                77,239                17%
Other 869                      (5,656)                n/m 9,032                   2,880                   (68)%
Total Revenues 1,526,668          2,493,580          63% 6,893,363          8,451,640          23%
Expenses
Compensation and Benefits
Compensation 485,351             559,559             15% 1,878,406          1,943,076          3%
Performance Fee Compensation
Realized Carried Interest 149,398             292,248             96% 317,162             958,493             202%
Realized Incentive Fees 23,635                12,227                (48)% 214,042             98,691                (54)%
Unrealized Carried Interest 40,730                74,380                83% 911,975             412,687             (55)%
Unrealized Incentive Fees 23,531                24,961                6% (32,598)              (17,846)              45%
Total Compensation and Benefits 722,645             963,375             33% 3,288,987          3,395,101          3%
General, Administrative and Other 135,554             130,973             (3)% 500,690             544,882             9%
Interest Expense
24,667                31,370                27% 105,578             128,227             21%
Fund Expenses 4,985                   23,232                366% 24,235                48,745                101%
Total Expenses 887,851             1,148,950          29% 3,919,490          4,116,955          5%
Other Income
Reversal of Tax Receivable Agreement Liability -                       -                       n/m 20,469                -                       (100)%
Net Gains from Fund Investment Activities 70,155                238,972             241% 384,609             526,671             37%
Income Before Provision for Taxes 708,972 $          1,583,602 $       123% 3,378,951 $       4,861,356 $       44%
Provision for Taxes 54,097                99,344                84% 258,746             336,420             30%
Net Income 654,875 $          1,484,258 $       127% 3,120,205 $       4,524,936 $       45%
Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities 45,792               56,358               23% 166,791             85,360               (49)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities 43,961               153,222             249% 251,970             444,331             76%
Net Income Attributable to Non-Controlling Interests in Blackstone Holdings 299,505             645,230             115% 1,432,260          2,046,825          43%
Net Income Attributable to The Blackstone Group L.P. ("BX") 265,617 $          629,448 $          137% 1,269,184 $       1,948,420 $       54%
Net Income per Common Unit, Basic 0.44 $                  1.01 $                  130% n/a n/a n/m
Net Income per Common Unit, Diluted 0.44 $                  1.00 $                  127% n/a n/a n/m
Blackstone 14

Appendix

Blackstone
Total Segments

(Dollars in Thousands)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 1Q'14 LTM 1Q'15 LTM
Revenues
Management and Advisory Fees, Net
Base Management Fees 476,878 $           496,570 $           505,493 $           508,588 $           516,397 $           1,808,938 $        2,027,048 $
Advisory Fees 69,963 114,914 84,131 151,837 84,238 413,457 435,120
Transaction and Other Fees, Net 59,910 49,196 90,885 46,446 37,073 228,913 223,600
Management Fee Offsets (16,644) (20,218) (22,763) (27,146) (17,945) (79,202) (88,072)
Total Management and Advisory Fees, Net 590,107 640,462 657,746 679,725 619,763 2,372,106 2,597,696
Performance Fees
Realized Carried Interest 333,623 641,659 638,752 836,562 1,207,594 983,411 3,324,567
Realized Incentive Fees 53,837 39,291 36,840 131,777 29,670 503,443 237,578
Unrealized Carried Interest 330,288 660,712 222,026 495,935 373,852 2,310,951 1,752,525
Unrealized Incentive Fees 61,266 56,776 (6,531) (140,936) 62,620 (66,417) (28,071)
Total Performance Fees 779,014 1,398,438 891,087 1,323,338 1,673,736 3,731,388 5,286,599
Investment Income (Loss)
Realized 111,917 202,199 75,832 153,477 107,792 244,278 539,300
Unrealized 4,550 (26,228) 4,934 (55,053) 81,849 425,223 5,502
Total Investment Income 116,467 175,971 80,766 98,424 189,641 669,501 544,802
Interest Income and Dividend Revenue 22,362 22,094 23,585 28,303 30,451 78,637 104,433
Other 869 (6) 719 7,823 (4,872) 9,034 3,664
Total Revenues 1,508,819 2,236,959 1,653,903 2,137,613 2,508,719 6,860,666 8,537,194
Expenses
Compensation 306,545 323,015 324,426 199,525 329,838 1,155,208 1,176,804
Performance Fee Compensation
Realized Carried Interest 149,398 260,301 186,003 219,941 292,248 317,162 958,493
Realized Incentive Fees 23,635 18,509 19,029 48,926 12,227 214,042 98,691
Unrealized Carried Interest 40,690 114,336 164,132 59,879 74,380 911,935 412,727
Unrealized Incentive Fees 23,531 24,692 (9,002) (58,497) 24,961 (32,598) (17,846)
Total Compensation and Benefits 543,799 740,853 684,588 469,774 733,654 2,565,749 2,628,869
Other Operating Expenses 139,774 145,111 131,440 137,457 143,282 511,969 557,290
Total Expenses 683,573 885,964 816,028 607,231 876,936 3,077,718 3,186,159
Economic Income 825,246 $           1,350,995 $        837,875 $           1,530,382 $        1,631,783 $        3,782,948 $        5,351,035 $
Economic Net Income 813,934 $           1,325,963 $        758,356 $           1,446,733 $        1,622,064 $        3,699,503 $        5,153,116 $
Fee Related Earnings 175,055 $           206,412 $           236,820 $           384,720 $           180,624 $           822,196 $           1,008,576 $
Distributable Earnings 478,646 $           765,172 $           686,086 $           1,134,054 $        1,240,207 $        1,951,264 $        3,825,519 $
Total Assets Under Management 271,745,583 $    278,917,713 $    284,414,936 $    290,381,069 $    310,451,289 $    271,745,583 $    310,451,289 $
Fee-Earning Assets Under Management 203,599,604 $    209,913,760 $    214,819,600 $    216,691,799 $    223,511,700 $    203,599,604 $    223,511,700 $
Weighted Average Fee-Earning AUM 200,246,002 $    209,251,436 $    213,525,423 $    215,196,253 $    218,241,987 $    188,952,701 $    216,244,401 $
LP Capital Invested 4,468,527 $        5,426,511 $        6,664,365 $        7,810,098 $        4,765,536 $        16,863,768 $      24,666,510 $
Total Capital Invested 4,807,663 $        5,858,210 $        7,619,737 $        8,090,350 $        5,052,370 $        18,217,475 $      26,620,667 $

Blackstone
Private Equity
(Dollars in Thousands)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 1Q'14 LTM 1Q'15 LTM
Revenues
Management Fees, Net
Base Management Fees 98,584 $          103,204 $        108,236 $        105,817 $        108,383 $        380,484 $        425,640 $
Transaction and Other Fees, Net 42,847             27,616             48,996             15,183             20,359             115,382           112,154
Management Fee Offsets (1,713)              (4,246)              (5,837)              (7,350)              (4,949)              (6,916)              (22,382)
Total Management Fees, Net 139,718           126,574           151,395           113,650           123,793           488,950           515,412
Performance Fees
Realized Carried Interest 119,805           212,394           124,913           297,290           382,978           309,906           1,017,575
Unrealized Carried Interest 167,065           502,210           96,455             457,098           566,822           649,251           1,622,585
Total Performance Fees 286,870           714,604           221,368           754,388           949,800           959,157           2,640,160
Investment Income (Loss)
Realized 60,535             74,812             20,421             46,951             44,816             124,399           187,000
Unrealized (9,033)              17,662             (12,754)            (19,789)            31,487             121,005           16,606
Total Investment Income 51,502             92,474             7,667                27,162             76,303             245,404           203,606
Interest Income and Dividend Revenue 5,228                4,666                5,346                6,743                7,617                17,846             24,372
Other 864                    564                    2,150                2,991                (1,825)              4,699                3,880
Total Revenues 484,182           938,882           387,926           904,934           1,155,688        1,716,056        3,387,430
Expenses
Compensation 73,307             73,038             79,007             51,095             70,089             249,224           273,229
Performance Fee Compensation
Realized Carried Interest 85,771             112,720           30,944             36,958             39,482             108,478           220,104
Unrealized Carried Interest (27,148)            66,194             93,434             77,966             178,120           298,966           415,714
Total Compensation and Benefits 131,930           251,952           203,385           166,019           287,691           656,668           909,047
Other Operating Expenses 33,006             39,193             34,109             36,590             38,755             127,975           148,647
Total Expenses 164,936           291,145           237,494           202,609           326,446           784,643           1,057,694
Economic Income 319,246 $        647,737 $        150,432 $        702,325 $        829,242 $        931,413 $        2,329,736 $
Total Assets Under Management 66,142,945 $  68,294,162 $  69,890,367 $  73,073,252 $  76,327,189 $  66,142,945 $  76,327,189 $
Fee-Earning Assets Under Management 41,150,728 $  42,888,756 $  43,817,741 $  43,890,167 $  49,342,211 $  41,150,728 $  49,342,211 $
Weighted Average Fee-Earning AUM 41,815,672 $  43,702,379 $  43,838,483 $  42,899,791 $  45,051,839 $  44,164,744 $  46,107,237 $
LP Capital Invested 2,029,019 $     1,857,330 $     2,277,861 $     3,459,063 $     2,374,599 $     4,320,614 $     9,968,853 $
Total Capital Invested 2,271,273 $     2,159,178 $     3,172,660 $     3,593,887 $     2,517,769 $     4,930,391 $     11,443,494 $

Blackstone
Real Estate
(Dollars in Thousands)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 1Q'14 LTM 1Q'15 LTM
Revenues
Management Fees, Net
Base Management Fees 159,336 $        157,869 $        155,089 $        156,208 $        152,348 $        586,172 $        621,514 $
Transaction and Other Fees, Net 13,564             13,514             38,312             26,220             15,216             84,099             93,262
Management Fee Offsets (9,224)              (7,702)              (8,977)              (8,540)              (4,866)              (24,759)            (30,085)
Total Management Fees, Net 163,676           163,681           184,424           173,888           162,698           645,512           684,691
Performance Fees
Realized Carried Interest 194,658           417,826           349,237           526,041           811,249           612,658           2,104,353
Realized Incentive Fees (26)                     6,070                1,159                4,296                723                    42,744             12,248
Unrealized Carried Interest 140,237           119,461           187,175           77,173             (181,019)          1,511,861        202,790
Unrealized Incentive Fees 2,737                (3,483)              (374)                   (4,401)              6,069                (28,416)            (2,189)
Total Performance Fees 337,606           539,874           537,197           603,109           637,022           2,138,847        2,317,202
Investment Income (Loss)
Realized 31,357             122,664           49,173             105,901           71,344             74,182             349,082
Unrealized 5,379                (50,437)            14,492             (28,364)            37,510             295,277           (26,799)
Total Investment Income 36,736             72,227             63,665             77,537             108,854           369,459           322,283
Interest Income and Dividend Revenue 6,110                8,009                7,135                8,943                9,997                23,375             34,084
Other 317                    (218)                   976                    1,788                (3,977)              3,834                (1,431)
Total Revenues 544,445           783,573           793,397           865,265           914,594           3,181,027        3,356,829
Expenses
Compensation 80,233             85,582             90,586             69,916             84,834             304,996           330,918
Performance Fee Compensation
Realized Carried Interest 51,833             143,442           64,187             173,534           246,496           174,807           627,659
Realized Incentive Fees (16)                     3,081                592                    2,323                356                    22,138             6,352
Unrealized Carried Interest 56,985             27,339             108,789           4,061                (98,084)            534,765           42,105
Unrealized Incentive Fees 1,382                (1,783)              (123)                   (2,227)              2,575                (14,667)            (1,558)
Total Compensation and Benefits 190,417           257,661           264,031           247,607           236,177           1,022,039        1,005,476
Other Operating Expenses 33,107             36,542             36,138             40,296             40,143             121,036           153,119
Total Expenses 223,524           294,203           300,169           287,903           276,320           1,143,075        1,158,595
Economic Income 320,921 $        489,370 $        493,228 $        577,362 $        638,274 $        2,037,952 $    2,198,234 $
Total Assets Under Management 81,333,562 $  80,410,988 $  80,188,858 $  80,863,187 $  92,785,658 $  81,333,562 $  92,785,658 $
Fee-Earning Assets Under Management 53,490,834 $  52,823,975 $  52,308,175 $  52,563,068 $  50,783,247 $  53,490,834 $  50,783,247 $
Weighted Average Fee-Earning AUM 50,954,956 $  53,233,974 $  52,764,267 $  52,236,610 $  51,671,739 $  45,064,145 $  53,085,887 $
LP Capital Invested 1,692,232 $     3,017,193 $     3,046,867 $     3,478,850 $     1,443,163 $     10,257,734 $  10,986,073 $
Total Capital Invested 1,746,460 $     3,128,232 $     3,071,425 $     3,584,035 $     1,405,603 $     10,793,457 $  11,189,295 $

Blackstone
Hedge Fund Solutions

(Dollars in Thousands)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 1Q'14 LTM 1Q'15 LTM
Revenues
Management Fees, Net
Base Management Fees 113,384 $       123,008 $       121,484 $       125,105 $       130,637 $       429,914 $       500,234 $
Transaction and Other Fees, Net 93 126 161 189 25 712 501
Management Fee Offsets (1,455) (1,531) (1,099) (929) (280) (4,518) (3,839)
Total Management Fees, Net 112,022 121,603 120,546 124,365 130,382 426,108 496,896
Performance Fees
Realized Incentive Fees 39,845 7,973 6,683 86,028 10,516 233,871 111,200
Unrealized Incentive Fees 18,085 30,556 25,473 (74,993) 47,427 (29,698) 28,463
Total Performance Fees 57,930 38,529 32,156 11,035 57,943 204,173 139,663
Investment Income (Loss)
Realized 16,820 2,394 2,693 (357) (10,375) 43,581 (5,645)
Unrealized 4,431 1,057 (1,168) 812 4,483 (8,788) 5,184
Total Investment Income (Loss) 21,251 3,451 1,525 455 (5,892) 34,793 (461)
Interest Income and Dividend Revenue 2,661 2,340 2,724 3,389 3,949 9,050 12,402
Other 122 (203) 740 1,196 (1,607) 725 126
Total Revenues 193,986 165,720 157,691 140,440 184,775 674,849 648,626
Expenses
Compensation 40,571 43,341 41,940 5,806 56,104 143,173 147,191
Performance Fee Compensation
Realized Incentive Fees 13,271 2,918 2,312 23,950 3,470 74,042 32,650
Unrealized Incentive Fees 6,761 11,252 8,778 (27,064) 15,651 (10,219) 8,617
Total Compensation and Benefits 60,603 57,511 53,030 2,692 75,225 206,996 188,458
Other Operating Expenses 19,480 25,101 20,480 21,068 21,206 71,287 87,855
Total Expenses 80,083 82,612 73,510 23,760 96,431 278,283 276,313
Economic Income 113,903 $       83,108 $         84,181 $         116,680 $       88,344 $         396,566 $       372,313 $
Total Assets Under Management 58,262,659 $ 60,672,759 $ 64,183,863 $ 63,585,670 $ 66,378,908 $ 58,262,659 $ 66,378,908 $
Fee-Earning Assets Under Management 55,571,357 $ 58,084,020 $ 62,037,082 $ 61,417,558 $ 64,114,498 $ 55,571,357 $ 64,114,498 $
Weighted Average Fee-Earning AUM 54,715,882 $ 56,793,206 $ 60,009,283 $ 61,730,313 $ 62,910,553 $ 50,438,845 $ 59,945,488 $
LP Capital Invested 167,170 $       188,236 $       473,233 $       25,489 $         133,351 $       542,596 $       820,309 $
Total Capital Invested 202,674 $       196,348 $       487,398 $       12,137 $         139,223 $       598,664 $       835,106 $

Blackstone
Credit
(Dollars in Thousands)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 1Q'14 LTM 1Q'15 LTM
Revenues
Management Fees, Net
Base Management Fees 105,574 $        112,489 $        120,684 $        121,458 $        125,029 $        412,368 $        479,660 $
Transaction and Other Fees, Net 3,344                7,064                3,025                4,728                1,457                27,556             16,274
Management Fee Offsets (4,252)              (6,739)              (6,850)              (10,327)            (7,850)              (43,009)            (31,766)
Total Management Fees, Net 104,666           112,814           116,859           115,859           118,636           396,915           464,168
Performance Fees
Realized Carried Interest 19,160             11,439             164,602           13,231             13,367             60,847             202,639
Realized Incentive Fees 14,018             25,248             28,998             41,453             18,431             226,828           114,130
Unrealized Carried Interest 22,986             39,041             (61,604)            (38,336)            (11,951)            149,839           (72,850)
Unrealized Incentive Fees 40,444             29,703             (31,630)            (61,542)            9,124                (8,303)              (54,345)
Total Performance Fees 96,608             105,431           100,366           (45,194)            28,971             429,211           189,574
Investment Income (Loss)
Realized 3,071                2,223                3,040                1,020                2,237                3,841                8,520
Unrealized 3,079                4,521                4,892                (7,437)              6,887                15,937             8,863
Total Investment Income (Loss) 6,150                6,744                7,932                (6,417)              9,124                19,778             17,383
Interest Income and Dividend Revenue 5,861                4,892                5,968                6,319                5,651                19,460             22,830
Other (259)                   11                      (3,619)              1,557                3,493                (1,560)              1,442
Total Revenues 213,026           229,892           227,506           72,124             165,875           863,804           695,397
Expenses
Compensation 50,752             51,310             54,877             31,261             49,877             191,745           187,325
Performance Fee Compensation
Realized Carried Interest 11,794             4,139                90,872             9,449                6,270                33,877             110,730
Realized Incentive Fees 10,380             12,510             16,125             22,653             8,401                117,862           59,689
Unrealized Carried Interest 10,853             20,803             (38,091)            (22,148)            (5,656)              78,204             (45,092)
Unrealized Incentive Fees 15,388             15,223             (17,657)            (29,206)            6,735                (7,712)              (24,905)
Total Compensation and Benefits 99,167             103,985           106,126           12,009             65,627             413,976           287,747
Other Operating Expenses 32,839             22,159             20,860             14,666             21,836             108,817           79,521
Total Expenses 132,006           126,144           126,986           26,675             87,463             522,793           367,268
Economic Income 81,020 $          103,748 $        100,520 $        45,449 $          78,412 $          341,011 $        328,129 $
Total Assets Under Management 66,006,417 $  69,539,804 $  70,151,848 $  72,858,960 $  74,959,534 $  66,006,417 $  74,959,534 $
Fee-Earning Assets Under Management 53,386,685 $  56,117,009 $  56,656,602 $  58,821,006 $  59,271,744 $  53,386,685 $  59,271,744 $
Weighted Average Fee-Earning AUM 52,759,492 $  55,521,877 $  56,913,390 $  58,329,539 $  58,607,856 $  49,284,967 $  57,105,789 $
LP Capital Invested 580,106 $        363,752 $        866,404 $        846,696 $        814,423 $        1,742,824 $     2,891,275 $
Total Capital Invested 587,256 $        374,452 $        888,254 $        900,291 $        989,775 $        1,894,963 $     3,152,772 $

Blackstone
Financial Advisory
(Dollars in Thousands)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15 1Q'14 LTM 1Q'15 LTM
Revenues
Advisory Fees 69,963 $          114,914 $        84,131 $          151,837 $        84,238 $          413,457 $        435,120 $
Transaction and Other Fees, Net 62                      876                    391                    126                    16                      1,164                1,409
Total Advisory and Transaction Fees 70,025             115,790           84,522             151,963           84,254             414,621           436,529
Investment Income (Loss)
Realized 134                    106                    505                    (38)                     (230)                   (1,725)              343
Unrealized 694                    969                    (528)                   (275)                   1,482                1,792                1,648
Total Investment Income (Loss) 828                    1,075                (23)                     (313)                   1,252                67                      1,991
Interest Income and Dividend Revenue 2,502                2,187                2,412                2,909                3,237                8,906                10,745
Other (175)                   (160)                   472                    291                    (956)                   1,336                (353)
Total Revenues 73,180             118,892           87,383             154,850           87,787             424,930           448,912
Expenses
Compensation 61,682             69,744             58,016             41,447             68,934             266,070           238,141
Total Compensation and Benefits 61,682             69,744             58,016             41,447             68,934             266,070           238,141
Other Operating Expenses 21,342             22,116             19,853             24,837             21,342             82,854             88,148
Total Expenses 83,024             91,860             77,869             66,284             90,276             348,924           326,289
Economic Income (Loss) (9,844) $           27,032 $          9,514 $            88,566 $          (2,489) $           76,006 $          122,623 $

Blackstone
Unitholder Distribution
Generated $1.05 of Distributable Earnings per common unit during the quarter, up 163% year-over-year.
Declared a quarterly distribution of $0.89 per common unit to record holders as of April 27, 2015; payable on
May 4, 2015.
% Change
(Dollars in Thousands, Except per Unit Data)
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
vs. 1Q'14
1Q'14 LTM 1Q'15 LTM
Distributable Earnings (“DE”) 478,646 $      765,172 $      686,086 $      1,134,054 $  1,240,207 $    159% 1,951,264 $  3,825,519 $
Add: Other Payables Attributable to
   Common Unitholders
19,856           29,884           69,707           87,977           7,288               (63)% 124,151         194,856
DE before Certain Payables 498,502         795,056         755,793         1,222,031      1,247,495        150% 2,075,415      4,020,375
Percent to Common Unitholders 53% 53% 53% 53% 53% 52% 53%
DE before Certain Payables Attributable to
   Common Unitholders
261,980         420,236         400,587         650,899         663,608           153% 1,075,452      2,135,330
Less: Other Payables Attributable to
   Common Unitholders
(19,856)          (29,884)          (69,707)          (87,977)          (7,288)              63% (124,151)        (194,856)
DE Attributable to Common Unitholders 242,124         390,352         330,880         562,922         656,320           171% 951,301         1,940,474
DE per Common Unit 0.40 $           0.65 $           0.54 $           0.92 $           1.05 $             163% 1.61 $           3.16 $
Less: Retained Capital per Common Unit (0.05) $          (0.10) $          (0.10) $          (0.14) $          (0.16) $            (220)% (0.22) $          (0.50) $
Actual Distribution per Common Unit 0.35 $            0.55 $            0.44 $            0.78 $            0.89 $             154% 1.39 $            2.66 $
Record Date April 27, 2015
Payable Date May 4, 2015

A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 34, Definitions and Distribution Policy. DE before Certain Payables represents
Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units
Outstanding (page 33, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual
Distribution per Common Unit. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $100.2 million for 1Q’15.

Blackstone 23
Capital raised in BPP Funds ($1.0 billion) and BREP Europe IV ($193 million).
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
1Q’15 Fee-Earning AUM Rollforward
(Dollars in Millions)
1Q’15 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows:
Realizations:
Inflows:
Outflows:
Inflows:
Outflows:
Inflows:
Realizations:
Fee-Earning Assets Under Management
Private Real Hedge Fund
Equity Estate Solutions
1Q'14 41,151 $      53,491 $      55,571 $      53,387 $      203,600 $
Inflows 14,021         9,674            12,725         19,630         56,050
Outflows (1,767)          (237)              (6,022)          (5,016)          (13,042)
Realizations (4,401)          (10,641)        (146)              (6,157)          (21,345)
Net Inflows (Outflows) 7,853            (1,204)          6,557            8,457            21,663
Market Activity 338               (1,504)          1,987            (2,572)          (1,751)
1Q'15 49,342 $      50,783 $      64,115 $      59,272 $      223,512 $
YoY Increase (Decrease) 20% (5)% 15% 11% 10%
Credit Total
Blackstone Energy Partners II ($4.4 billion) and Blackstone Tactical Opportunities second vintage ($3.0 billion) investment period commencement.
BCP IV, BCP V and Tactical Opportunities and public and strategic dispositions including Merlin, Catalent, Pinnacle,
Michaels Stores, Bayview Asset Management and Milestone; Strategic Partners  realizations.
BREP VI ($1.3 billion); BREP V ($353 million); BREDS ($513  million).
Customized solutions ($1.3 billion); commingled products ($369 million); specialized solutions ($936 million); individual investor solutions ($476 million).
Driven by investors’ liquidity needs and certain strategic shifts in their programs.
CLOs ($1.0 billion U.S., $431 million European); BDCs ($765 million); Hedge Fund Strategies ($366 million);
Carry Funds ($762 million).
BDCs ($256 million); Long Only separately managed accounts ($1.2 billion); Hedge Fund Strategies ($227 million).
Private Real Hedge Fund
Equity Estate Solutions
4Q'14 43,890 $     52,563 $     61,418 $     58,821 $     216,692 $
Inflows 7,647 1,444 3,070 3,924 16,085
Outflows (985) (33) (1,266) (1,972) (4,256)
Realizations (1,247) (2,494) (21) (776) (4,538)
Net Inflows (Outflows) 5,415 (1,083) 1,783 1,176 7,291
Market Activity 37 (697) 914 (725) (471)
1Q'15 49,342 $     50,783 $     64,115 $     59,272 $     223,512 $
QoQ Increase (Decrease) 12% (3)% 4% 1% 3%
Credit Total

1Q'15 Highlights

Private Equity

- **Inflows:** Fundraising for second vintage of Tactical Opportunities separately managed accounts ($2.4 billion), BEP II ($365 million) and Strategic Partners ($100 million).
- **Realizations:** BCP IV ($645 million), BCP V ($1.8 billion), Tactical Opportunities ($332 million) and Strategic Partners ($332 million).
- **Market Activity:** BCP V appreciation of 12.0% driven by public holdings including the IPO of Summit Materials.

Real Estate

- **Inflows:** Fundraising for the eighth global opportunistic fund ($14.5 billion) and BPP funds ($1.6 billion).
- **Realizations:** Record realization activity of $9.2 billion in the quarter with 79% generated from BREP V, VI and VII.
- **Market Activity:** 8.2% appreciation in opportunistic funds driven by strong operating fundamentals in the BREP private portfolio (up 5% or $2.1 billion) and public portfolio appreciation (up 15% or $2.2 billion).

Hedge Fund Solutions

- **Inflows:** Additional close of general partner interests vehicle with $3.0 billion in total commitments.
- **Market Activity:** BAAM's Principal Solutions Composite up 2.7% gross (2.5% net).

Credit

- **Realizations:** Returns to CLO investors ($99 million U.S., $460 million European); carry funds ($447 million).

Blackstone 24
1Q’15 Total AUM Rollforward
(Dollars in Millions)
1Q’15 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private Real Hedge Fund
Equity Estate Solutions
4Q'14 73,073 $     80,863 $     63,586 $     72,859 $     290,381 $
Inflows 2,870 18,362 3,083 6,124 30,439
Outflows (25) (169) (1,275) (2,273) (3,742)
Realizations (3,314) (9,155) (26) (1,006) (13,501)
Net Inflows (Outflows) (469) 9,038 1,782 2,845 13,196
Market Activity 3,722 2,885 1,011 (744) 6,874
1Q'15 76,327 $     92,786 $     66,379 $     74,960 $     310,451 $
QoQ Increase 4% 15% 4% 3% 7%
Credit Total
Private Real Hedge Fund
Equity Estate Solutions
1Q'14 66,143 $     81,334 $     58,263 $     66,006 $     271,746 $
Inflows 14,442 27,035 12,225 23,492 77,194
Outflows (1,482) (485) (6,093) (5,591) (13,651)
Realizations (14,011) (27,499) (167) (7,167) (48,844)
Net Inflows (Outflows) (1,051) (949) 5,965 10,734 14,699
Market Activity 11,234 12,401 2,151 (1,780) 24,006
1Q'15 76,327 $     92,786 $     66,379 $     74,960 $     310,451 $
YoY Increase 15% 14% 14% 14% 14%
Credit Total

Blackstone 25
Net Accrued Performance Fees
Net Accrued Performance Fees are presented net of performance fee compensation and do not include clawback amounts, if any, which are disclosed in the 10-K/Q. Net Realized
Performance Fees are included in DE. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units
Outstanding (see page 33, Unit Rollforward).
Blackstone had $4.9 billion of accrued performance fees, net of performance fee compensation and distributed
Realized Performance Fees, at the end of the quarter.
$4.9 billion
Net Accrued Performance Fees at 1Q’15
$4.17 per unit
Net Accrued Performance Fees at 1Q’15
38% increase
in Net Accrued Performance Fees since 1Q’14
Net Accrued Performance Fees
Change vs.
(Dollars in Millions, Except per Unit Data)
4Q'14 1Q'15 Per Unit 4Q'14
Private Equity
BCP IV Carried Interest 282 $                       178 $                       0.15 $                      (104) $
BCP V Carried Interest 1,050 1,479 1.26 429
BCP VI Carried Interest 233 270 0.23 37
BEP Carried Interest 63 64 0.05 1
Tactical Opportunities Carried Interest 24 24 0.02 -
Strategic Partners Carried Interest 4 11 0.01 7
Other 1 1 0.00 -
Total Private Equity 1,657 2,027 1.72 370
Real Estate
BREP IV Carried Interest 18 30 0.03 12
BREP V Carried Interest 602 652 0.55 50
BREP VI Carried Interest 1,113 1,109 0.94 (4)
BREP VII Carried Interest 605 527 0.45 (78)
BREP Int'l I Carried Interest - 1 0.00 1
BREP Europe III Carried Interest 183 201 0.17 18
BREP Europe IV Carried Interest 37 56 0.05 19
BREP Asia Carried Interest 17 30 0.03 13
BPP Carried Interest 14 14 0.01 -
BREDS Carried Interest 14 17 0.01 3
BREDS Incentive Fees 2 4 0.00 2
Asia Platform Incentive Fees 7 7 0.01 -
Total Real Estate 2,612 2,648 2.25 36
Hedge Fund Solutions
Incentive Fees 76 40 0.03 (36)
Total Hedge Fund Solutions 76 40 0.03 (36)
Credit
Carried Interest 175 165 0.14 (10)
Incentive Fees 32 30 0.03 (2)
Total Credit 207 195 0.17 (12)
Total Blackstone
Carried Interest 4,435 4,829 4.10 394
Incentive Fees 117 81 0.07 (36)
Net Accrued Performance Fees 4,552 $                   4,910 $                   4.17 $                      358 $
Memo: Net Realized Performance Fees 106 $                      130 $                      0.11 $                     24 $

Blackstone 26
Investment Records as of March 31, 2015
Notes on next page.
Committed Available Unrealized Investments Realized Investments Total Investments Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital Capital (b) Value MOIC (c) % Public Value MOIC (c) Value MOIC (c) Realized Total
Private Equity
BCP I (Oct 1987 / Oct 1993) 859,081 $         - $                  - $                   n/a - 1,741,738 $      2.6x 1,741,738 $      2.6x 19% 19%
BCP II (Oct 1993 / Aug 1997) 1,361,100 - - n/a - 3,256,818 2.5x 3,256,818 2.5x 32% 32%
BCP III (Aug 1997 / Nov 2002) 3,967,422 - - n/a - 9,184,688 2.3x 9,184,688 2.3x 14% 14%
BCOM (June 2000 / Jun 2006) 2,137,330 199,298 244,522 1.1x - 2,619,040 1.4x 2,863,562 1.3x 7% 6%
BCP IV (Nov 2002 / Dec 2005) 6,773,182 223,589 2,498,337 1.4x 36% 18,651,078 3.2x 21,149,415 2.8x 45% 36%
BCP V (Dec 2005 / Jan 2011) 21,032,061 1,311,618 18,361,782 1.8x 61% 19,291,650 1.9x 37,653,432 1.9x 11% 9%
BCP VI (Jan 2011 / Jan 2017) 15,182,144 5,980,880 11,696,775 1.3x 16% 1,548,216 1.8x 13,244,991 1.4x 50% 14%
BEP (Aug 2011 / Aug 2017) 2,437,287 372,131 2,713,049 1.4x 24% 535,189 2.0x 3,248,238 1.4x 56% 29%
BEP II (Feb 2015 / Feb 2021) 4,864,865 4,864,865 - n/a - - n/a - n/a n/a n/a
Total Corporate Private Equity 58,614,472 $   12,952,381 $   35,514,465 $    1.6x 41% 56,828,417 $    2.3x 92,342,882 $    1.9x 22% 16%
Tactical Opportunities 8,858,500 5,128,542 4,232,095 1.1x 2% 980,853 1.4x 5,212,948 1.2x 27% 14%
Strategic Partners 16,693,422 4,553,811 6,549,585 1.6x n/a 11,673,083 1.3x 18,222,668 1.4x n/a 15%
Other Funds and Co-Invest 1,621,886 169,977 1,187,250 1.1x 55% 103,859 1.7x 1,291,109 1.1x n/a n/a
Total Private Equity 85,788,280 $   22,804,711 $   47,483,395 $    1.5x 32% 69,586,212 $    2.0x 117,069,607 $ 1.8x 20% 16%
Real Estate
Dollar
Pre-BREP 140,714 $         - $                  - $                   n/a - 345,190 $         2.5x 345,190 $         2.5x 33% 33%
BREP I (Sep 1994 / Oct 1996) 380,708 - - n/a - 1,327,708 2.8x 1,327,708 2.8x 40% 40%
BREP II (Oct 1996 / Mar 1999) 1,198,339 - - n/a - 2,531,612 2.1x 2,531,612 2.1x 19% 19%
BREP III (Apr 1999 / Apr 2003) 1,522,708 - - n/a - 3,328,504 2.4x 3,328,504 2.4x 21% 21%
BREP IV (Apr 2003 / Dec 2005) 2,198,694 - 1,053,344 0.9x 16% 3,619,482 2.2x 4,672,826 1.7x 48% 14%
BREP V (Dec 2005 / Feb 2007) 5,539,418 - 5,775,716 2.2x 11% 6,922,979 2.2x 12,698,695 2.2x 16% 12%
BREP VI (Feb 2007 / Aug 2011) 11,059,494 586,765 12,817,654 2.7x 62% 14,006,819 2.3x 26,824,473 2.5x 17% 15%
BREP VII (Aug 2011 / April 2015) 13,476,021 4,089,253 15,523,310 1.5x 2% 5,036,944 1.9x 20,560,254 1.6x 39% 26%
BREP VIII (April 2015 / October 2020) 14,556,000 14,556,000 - n/a n/a - n/a - n/a n/a n/a
Total Global Real Estate Funds 50,072,096 $   19,232,018 $   35,170,024 $    1.9x 26% 37,119,238 $    2.2x 72,289,262 $    2.0x 23% 18%
Euro
BREP Int'l (Jan 2001 / Sep 2005) 824,172 € - € 9,364 € 0.5x - 1,359,864 € 2.1x 1,369,228 € 2.1x 25% 23%
BREP Int'l II (Sep 2005 / Jun 2008) 1,629,748 54,198 1,681,289 1.5x 41% 567,022 1.8x 2,248,311 1.6x 12% 6%
BREP Europe III (Jun 2008 / Sep 2013) 3,204,714 525,539 4,307,781 1.8x 9% 1,149,471 2.5x 5,457,252 1.9x 32% 20%
BREP Europe IV (Sep 2013 / Mar 2019) 6,509,841 4,382,570 3,385,545 1.2x - 247,017 1.3x 3,632,562 1.2x 40% 21%
Total Euro Real Estate Funds 12,168,475 € 4,962,307 € 9,383,979 € 1.5x 11% 3,323,374 € 2.1x 12,707,353 € 1.6x 23% 14%
BREP Co-Investment (f) 5,556,716 $      - $                  7,834,007 $      2.1x 67% 4,357,984 $      2.3x 12,191,991 $    2.2x 17% 18%
BREP Asia (Jun 2013 / Dec 2017) 5,076,119 3,111,174 2,347,061 1.2x - 4,400 1.0x 2,351,461 1.2x n/a 15%
Total Real Estate 76,577,457 $   27,712,904 $   57,810,842 $    1.8x 27% 45,894,528 $    2.2x 103,705,370 $ 1.9x 22% 17%
BPP
5,063,701 $      3,008,012 $      2,449,050 $      1.2x - - $                   n/a 2,449,050 $
1.2x n/a
n/a
BREDS (g) 7,142,206 $      2,092,436 $      2,713,830 $      1.2x - 3,947,173 $      1.3x 6,661,003 $      1.3x 13% 12%
Credit (h)
Mezzanine I (Jul 2007 / Jul 2012) 2,000,000 $      134,024 $         841,926 $         1.7x - 3,999,712 $      1.6x 4,841,638 $      1.6x n/a 18%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000 2,590,229 2,588,856 1.2x - 1,217,175 1.5x 3,806,031 1.3x n/a 22%
Rescue Lending I (Sep 2009 / May 2013) 3,253,143 558,165 2,414,948 1.4x - 3,397,415 1.4x 5,812,363 1.4x n/a 14%
Rescue Lending II (Jun 2013 / Jun 2018) 5,125,000 3,797,864 1,727,755 1.2x - 3,795 1.0x 1,731,550 1.2x n/a n/m
Total Credit 14,498,143 $   7,080,282 $     7,573,485 $      1.3x - 8,618,097 $      1.5x 16,191,582 $    1.4x n/a 17%

Blackstone 27
Investment Records as of March 31, 2015 – Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m Not meaningful.
n/a Not applicable.
(a) Preliminary.
(b) Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c) Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d) Net Internal Rate of Return (“IRR”) represents the annualized inception to March 31, 2015 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest. Net IRRs for
BREP Europe IV, BREP Asia and BREDS II are calculated from commencement of their respective investment periods which, being less than one year, are not annualized.
(e) Returns for Other Funds and Co-Invest are not meaningful as these funds have limited transaction activity.
(f) BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g) Excludes Capital Trust drawdown funds.
(h) The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.7x, 1.6x and 1.3x, respectively. Funds presented represent the flagship credit drawdown funds only.  The Total Credit Net IRR is the combined IRR of the four flagship credit drawdown funds presented.

Blackstone 28
Reconciliation of GAAP to Non-GAAP Measures - Quarters
Notes on page 30.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
Net Income Attributable to The Blackstone Group L.P. 167,635 $     211,148 $     171,164 $     621,255 $     265,617 $     517,016 $     250,505 $     551,451 $     629,448 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone
207,090 249,134 208,332 675,289 299,505 543,819 271,194 586,582 645,230
Net Income (Loss) Attributable to Non-Controlling Interests in Consolidated Entities
(9,452) 27,944 30,231 149,834 43,961 140,061 55,491 95,557 153,222
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
62,316 22,366 51,188 47,445 45,792 22,486 (23,328) 29,844 56,358
Net Income 427,589 $     510,592 $     460,915 $     1,493,823 $ 654,875 $     1,223,382 $ 553,862 $     1,263,434 $ 1,484,258 $
Provision for Taxes 50,993 56,082 57,477 91,090 54,097 83,282 79,108 74,686 99,344
Income Before Provision for Taxes 478,582 $     566,674 $     518,392 $     1,584,913 $ 708,972 $     1,306,664 $ 632,970 $     1,338,120 $ 1,583,602 $
IPO and Acquisition-Related Charges
(a)
186,962 178,706 190,525 166,514 177,024 178,568 209,240 291,550 231,862
Amortization of Intangibles
(b)
25,657 24,322 27,525 29,139 29,003 28,310 27,828 26,113 25,899
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(52,864) (50,310) (81,419) (197,279) (89,753) (162,547) (32,163) (125,401) (209,580)
Economic Income 638,337 $     719,392 $     655,023 $     1,583,287 $ 825,246 $     1,350,995 $ 837,875 $     1,530,382 $ 1,631,783 $
Taxes
(d)
(10,031) (16,152) (14,792) (41,189) (11,312) (25,032) (79,519) (83,649) (9,719)
Economic Net Income 628,306 $     703,240 $     640,231 $     1,542,098 $ 813,934 $     1,325,963 $ 758,356 $     1,446,733 $ 1,622,064 $
Taxes
(d)
10,031 16,152 14,792 41,189 11,312 25,032 79,519 83,649 9,719
Performance Fee Adjustment
(e)
(603,999) (719,219) (544,936) (1,688,219) (779,014) (1,398,438) (891,087) (1,323,338) (1,673,736)
Investment (Income) Adjustment
(f)
(134,771) (97,119) (99,172) (356,743) (116,467) (175,971) (80,766) (98,424) (189,641)
Net Interest Loss
(g)
11,408 10,618 3,729 7,213 8,036 11,988 10,636 5,851 8,402
Performance Fee Compensation and Benefits Adjustment
(h)
239,895 286,832 168,393 718,062 237,254 417,838 360,162 270,249 403,816
Fee Related Earnings
150,870 $     200,504 $     183,037 $     263,600 $     175,055 $     206,412 $     236,820 $     384,720 $     180,624 $
Net Realized Performance Fees
(i)
218,952 147,231 138,924 455,068 214,427 402,140 470,560 699,472 932,789
Realized Investment Income
(j)
38,110 54,586 11,492 66,283 111,917 202,199 75,832 153,477 107,792
Net Interest (Loss)
(g)
(11,408) (10,618) (3,729) (7,213) (8,036) (11,988) (10,636) (5,851) (8,402)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
(12,148) (44,220) (31,756) (68,610) (31,054) (44,841) (96,437) (108,456) (16,994)
Equity-Based Compensation
(l)
12,085 10,985 8,745 98,309 16,337 11,250 9,947 10,692 44,398
Distributable Earnings 396,461 $     358,468 $     306,713 $     807,437 $     478,646 $     765,172 $     686,086 $     1,134,054 $ 1,240,207 $
Interest Expense 26,069 25,960 25,268 26,607 30,398 34,082 34,221 34,154 38,853
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
12,148 44,220 31,756 68,610 31,054 44,841 96,437 108,456 16,994
Depreciation and Amortization 8,643 9,116 8,956 8,726 10,373 7,170 7,557 7,200 6,927
Adjusted EBITDA 443,321 $     437,764 $     372,693 $     911,380 $     550,471 $     851,265 $     824,301 $     1,283,864 $ 1,302,981 $
Holdings

Blackstone 29
Notes on page 30.
Reconciliation of GAAP to Non-GAAP Measures - Years
(Dollars in Thousands)
2010 2011 2012 2013 2014 1Q'14 LTM 1Q'15 LTM
Net Income (Loss) Attributable to The Blackstone Group L.P. (370,028) $   (168,303) $   218,598 $     1,171,202 $ 1,584,589 $ 1,269,184 $ 1,948,420 $
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
(668,444) (83,234) 407,727 1,339,845 1,701,100 1,432,260 2,046,825
Net Income (Loss)  Attributable to Non-Controlling Interests in Consolidated Entities
343,498 7,953 99,959 198,557 335,070 251,970 444,331
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities 87,651 (24,869) 103,598 183,315 74,794 166,791 85,360
Net Income (607,323) $   (268,453) $   829,882 $     2,892,919 $ 3,695,553 $ 3,120,205 $ 4,524,936 $
Provision for Taxes 84,669 345,711 185,023 255,642 291,173 258,746 336,420
Income Before Provision for Taxes (522,654) $   77,258 $       1,014,905 $ 3,148,561 $ 3,986,726 $ 3,378,951 $ 4,861,356 $
IPO and Acquisition-Related Charges
(a)
2,369,195 1,269,932 1,079,511 722,707 856,382 712,769 911,220
Amortization of Intangibles
(b)
220,865 150,148 106,643 111,254 109,989 108,150
(Income)  Loss Associated with Non-Controlling Interests of Consolidated Entities
(c)
(431,149) 16,916 (203,557) (381,872) (409,864) (418,761) (529,691)
Economic Income 1,580,770 $ 1,584,971 $ 2,041,007 $ 3,596,039 $ 4,544,498 $ 3,782,948 $ 5,351,035 $
Taxes
(d)
(28,932) (45,763) (45,708) (82,164) (199,512) (83,445) (197,919)
Economic Net Income 1,551,838 $ 1,539,208 $ 1,995,299 $ 3,513,875 $ 4,344,986 $ 3,699,503 $ 5,153,116 $
Taxes
(d)
28,932 45,763 45,708 82,164 199,512 83,445 197,919
Performance Fee Adjustment
(e)
(926,289) (1,174,526) (1,593,765) (3,556,373) (4,391,877) (3,731,388) (5,286,599)
Investment (Income) Adjustment
(f)
(548,549) (185,264) (286,244) (687,805) (471,628) (669,501) (544,802)
Net Interest Loss
(g)
570 14,357 22,522 32,968 36,511 29,596 36,877
Performance Fee Compensation and Benefits Adjustment
(h)
356,962 316,712 513,546 1,413,182 1,285,503 1,410,541 1,452,065
Fee Related Earnings 463,464 $     556,250 $     697,066 $     798,011 $     1,003,007 $ 822,196 $     1,008,576 $
Net Realized Performance Fees
(i)
233,347 128,409 392,411 960,175 1,786,599 955,650 2,504,961
Realized Investment Income
(j)
46,915 102,575 95,398 170,471 543,425 244,278 539,300
Net Interest (Loss)
(g)
(570) (14,357) (22,522) (32,968) (36,511) (29,596) (36,877)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
(48,867) (74,696) (132,325) (156,734) (280,788) (175,640) (266,728)
Equity-Based Compensation
(l)
68,900 84,626 90,040 130,124 48,226 134,376 76,287
Distributable Earnings 763,189 $     782,807 $     1,120,068 $ 1,869,079 $ 3,063,958 $ 1,951,264 $ 3,825,519 $
Interest Expense
36,666 53,201 69,152 103,904 132,855 108,233 141,310
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
48,867 74,696 132,325 156,734 280,788 175,640 266,728
Depreciation and Amortization 26,629 32,764 42,235 35,441 32,300 37,171 28,854
Adjusted EBITDA 875,351 $     943,468 $     1,363,780 $ 2,165,158 $ 3,509,901 $ 2,272,308 $ 4,262,411 $
165,378

Blackstone 30
Reconciliation of GAAP to Non-GAAP Measures – Notes
Note: See page 34, Definitions and Distribution Policy.
(a) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c) This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d) Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e) This adjustment removes from EI the total segment amount of Performance Fees.
(f) This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g) This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h) This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i) Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j) Represents the adjustment for Blackstone’s Investment Income (Loss) - Realized.
(k) Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(l) Represents equity-based award expense included in EI.

Blackstone 31
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metric – Quarters
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a) See pages 28-30, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b) Represents equity-based award expense included in Economic Income.
(c) Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
1Q'13 2Q'13 3Q'13 4Q'13 1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
Operating Expenses 114,444 120,152 122,872 129,171 139,774 145,111 131,440 137,457 143,282
Less: Interest Expense
(26,069) (25,960) (25,268) (26,607) (30,398) (34,082) (34,221) (34,154) (38,853)
Non-Interest Operating Expenses
88,375 $      94,192 $      97,604 $      102,564 $    109,376 $    111,029 $    97,219 $      103,303 $    104,429 $
Realized Incentive Fees 24,727 74,867 31,238 343,501 53,837 39,291 36,840 131,777 29,670
Less: Realized Incentive Fee Compensation
(10,508) (35,014) (14,599) (140,794) (23,635) (18,509) (19,029) (48,926) (12,227)
Net Realized Incentive Fees
14,219 $      39,853 $      16,639 $      202,707 $    30,202 $      20,782 $      17,811 $      82,851 $      17,443 $
Realized Carried Interest 294,170 183,288 182,654 283,846 333,623 641,659 638,752 836,562 1,207,594
Less: Realized Carried Interest Compensation
(89,437) (75,910) (60,369) (31,485) (149,398) (260,301) (186,003) (219,941) (292,248)
Net Realized Carried Interest 204,733 $    107,378 $    122,285 $    252,361 $    184,225 $    381,358 $    452,749 $    616,621 $    915,346 $
Interest Income and Dividend Revenue 14,661 15,342 21,539 19,394 22,362 22,094 23,585 28,303 30,451
Less: Interest Expense (26,069) (25,960) (25,268) (26,607) (30,398) (34,082) (34,221) (34,154) (38,853)
Net Interest Income (Loss) (11,408) $    (10,618) $    (3,729) $       (7,213) $       (8,036) $       (11,988) $    (10,636) $    (5,851) $       (8,402) $
Equity-Based Compensation
(b)
12,085 $      10,985 $      8,745 $        98,309 $      16,337 $      11,250 $      9,947 $        10,692 $      44,398 $
Taxes and Related Payables
(a)
(12,148) $    (44,220) $    (31,756) $    (68,610) $    (31,054) $    (44,841) $    (96,437) $    (108,456) $  (16,994) $
Unrealized Incentive Fees
107,755 4,358 40,992 (173,033) 61,266 56,776 (6,531) (140,936) 62,620
Less: Unrealized Incentive Fee Compensation (44,478) (3,084) (11,084) 70,297 (23,531) (24,692) 9,002 58,497 (24,961)
Net Unrealized Incentive Fees
63,277 $      1,274 $        29,908 $      (102,736) $  37,735 $      32,084 $      2,471 $        (82,439) $    37,659 $
Unrealized Carried Interest 177,347 456,706 290,052 1,233,905 330,288 660,712 222,026 495,935 373,852
Less: Unrealized Carried Interest Compensation (95,472) (172,824) (82,341) (616,080) (40,690) (114,336) (164,132) (59,879) (74,380)
Net Unrealized Carried Interest 81,875 $      283,882 $    207,711 $    617,825 $    289,598 $    546,376 $    57,894 $      436,056 $    299,472 $
Related Payables
(c)
2,117 $        28,068 $      16,964 $      27,421 $      19,742 $      19,809 $      16,918 $      24,807 $      7,275 $

Blackstone 32
Walkdown of Financial Metrics – Calculation of Certain Non-GAAP Financial Metrics – Years
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a) See pages 28-30, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(b) Represents equity-based award expense included in Economic Income.
(c) Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
2010 2011 2012 2013 2014 1Q'14 LTM 1Q'15 LTM
Operating Expenses 344,516 421,342 481,445 486,639 553,782 511,969 557,290
Less: Interest Expense (36,666) (53,201) (69,152) (103,904) (132,855) (108,233) (141,310)
Non-Interest Operating Expenses 307,850 $     368,141 $     412,293 $     382,735 $    420,927 $    403,736 $    415,980 $
Realized Incentive Fees 116,700 89,029 301,464 474,333 261,745 503,443 237,578
Less: Realized Incentive Fee Compensation (57,600) (55,912) (140,042) (200,915) (110,099) (214,042) (98,691)
Net Realized Incentive Fees 59,100 $        33,117 $        161,422 $     273,418 $    151,646 $    289,401 $    138,887 $
Realized Carried Interest 244,963 138,907 327,422 943,958 2,450,596 983,411 3,324,567
Less: Realized Carried Interest Compensation (70,716) (43,615) (96,433) (257,201) (815,643) (317,162) (958,493)
Net Realized Carried Interest 174,247 $     95,292 $        230,989 $     686,757 $    1,634,953 $ 666,249 $    2,366,074 $
Interest Income and Dividend Revenue 46,630 70,936 96,344 78,637 104,433
Less: Interest Expense (69,152) (103,904) (132,855) (108,233) (141,310)
Net Interest Income (Loss) (570) $        (14,357) $        (22,522) $      (32,968) $    (36,511) $    (29,596) $    (36,877) $
Equity-Based Compensation
(b)
68,900 $        84,626 $        90,040 $        130,124 $    48,226 $      134,376 $    76,287 $
Taxes and Related Payables
(a)
(48,867) $      (74,696) $      (132,325) $    (156,734) $  (280,788) $  (175,640) $  (266,728) $
Unrealized Incentive Fees 107,624 (24,928) (29,311) (19,928) (29,425) (66,417) (28,071)
Less: Unrealized Incentive Fee Compensation (63,306) 20,759 44,528 11,651 19,276 32,598 17,846
Net Unrealized Incentive Fees 44,318 $        (4,169) $         15,217 $        (8,277) $       (10,149) $    (33,819) $    (10,225) $
Unrealized Carried Interest 457,002 971,518 994,190 2,158,010 1,708,961 2,310,951 1,752,525
Less: Unrealized Carried Interest Compensation (165,340) (237,944) (321,599) (966,717) (379,037) (911,935) (412,727)
Net Unrealized Carried Interest 291,662 $     733,574 $     672,591 $     1,191,293 $ 1,329,924 $ 1,399,016 $ 1,339,798 $
Related Payables
(c)
19,935 $        28,933 $        86,617 $        74,570 $      81,276 $      92,195 $      68,809 $
36,096
(36,666)
38,844
(53,201)

Blackstone 33
Unit Rollforward
Weighted-Average Economic Net Income Adjusted Units, were 1.2 billion, up 20.8 million from the prior quarter, partially attributable to the buy out of partnership holdings interests, which is expected to be accretive to the segments and earnings per unit in the future.
Common Unitholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables. Distributable Earnings Units Outstanding excludes units which are not entitled to distributions.
1Q'14 2Q'14 3Q'14 4Q'14 1Q'15
Total GAAP Weighted-Average Common Units Outstanding - Basic
601,527,299 606,690,740 611,684,213 615,492,620 625,276,969
Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
4,141,865 3,207,089 3,294,657 6,843,140 5,955,072
Total GAAP Weighted-Average Common Units Outstanding - Diluted
605,669,164 609,897,829 614,978,870 622,335,760 631,232,041
Adjustments:
Weighted-Average Blackstone Holdings Partnership Units 549,327,240 544,158,132 539,856,777 536,973,966 548,837,150
Weighted-Average Economic Net Income Adjusted Units 1,154,996,404 1,154,055,961 1,154,835,647 1,159,309,726 1,180,069,191
Economic Net Income Adjusted Units, End of Period 1,154,889,678 1,154,840,023 1,155,075,985 1,159,954,181 1,192,529,251
Total Common Units Outstanding 599,372,943 603,270,771 607,590,602 611,480,457 625,985,058
Adjustments:
Blackstone Holdings Partnership Units 541,129,472 538,074,958 538,760,225 536,543,970 550,783,119
Distributable Earnings Units Outstanding 1,140,502,415 1,141,345,729 1,146,350,827 1,148,024,427 1,176,768,177

Blackstone 34
Blackstone discloses the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
Definitions and Distribution Policy
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment and compensation decisions across its five segments. EI represents segment net income before taxes excluding transaction-related charges. Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
Economic Net Income, or “ENI”, represents EI adjusted to include current period taxes. Taxes represent the current tax provision (benefit) calculated on
Income (Loss) Before Provision for Taxes.
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance fees and related carry plan costs, (b) income earned from Blackstone’s investments in the Blackstone Funds, and (c) realized and unrealized gains (losses) from other investments except for such gains (losses) from Blackstone’s Treasury cash management strategies. Blackstone uses FRE as a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits. FRE equals contractual fee revenues, investment income from Blackstone’s Treasury cash management strategies and interest income, less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and (b) other operating expenses.
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings partnerships. DE is intended to show the amount of net realized earnings without the effects of the consolidation of the Blackstone Funds. DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue, (c) Other Revenue, (d)
Realized Performance Fees, and (e) Realized Investment Income (Loss); less (a) Compensation, excluding the expense of equity-based awards, (b) Realized
Performance Fee Compensation, (c) Other Operating Expenses, and (d) Taxes and Related Payables Including the Payable Under Tax Receivable Agreement. DE
is reconciled to Blackstone’s Consolidated Statement of Operations.
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, as a measure of segment performance and an indicator of its ability to cover recurring operating expenses. Adjusted EBITDA equals DE before segment interest expense, segment depreciation and amortization, and the taxes and related payables including the Payable Under Tax Receivable Agreement.
Distribution Policy. Blackstone’s intention is to distribute quarterly approximately 85% of The Blackstone Group L.P.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and distributions to unitholders for any ensuing quarter. The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone 35
Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-
looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Blackstone believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings.
Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.